SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):  January 17, 2002 (
                             January 13, 2002)



  SIMON PROPERTY GROUP, INC.               SPG REALTY CONSULTANTS, INC.
(Exact name of registrant as                (Exact name of registrant
as specified in its charter)                specified in its charter)

     DELAWARE                                       DELAWARE
(State or other jurisdiction                (State or other jurisdiction
of incorporation or organization)         of incorporation or organization)

     04-6268599                                     13-2838638
(I.R.S. Employer Identification No.)   (I.R.S. Employer Identification No.)

     001-14469                                    001-14469-01
(Commission File Number)                     (Commission File Number)


                        115 WEST WASHINGTON STREET
                       INDIANAPOLIS, INDIANA   46204
           (Address of principal executive offices and zip code)

                              (317) 636-1600
           (Registrants' telephone number, including area code)

                              NOT APPLICABLE
       (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

     On January 13, 2002, Simon Property Group, Inc. issued a joint press release, along with Westfield America Trust and The Rouse Company, announcing their agreement to jointly purchase the assets of Rodamco North America N.V. for $5.3 billion. A copy of that press release is filed as
Exhibit 99 to this report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS

     None

EXHIBITS

99   Press Release dated January 13, 2002

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Dated:  January 17, 2002

                                   SIMON PROPERTY GROUP, INC.
                                   SPG REALTY CONSULTANTS, INC.

                                   By:   /s/ James M. Barkley
                                   Name:  James M. Barkley
                                   Title:  Secretary